SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 August 21, 2003
                Date of Report (Date Of Earliest Event Reported)

                     THE PNC FINANCIAL SERVICES GROUP, INC.

             (Exact Name Of Registrant As Specified In Its Charter)

                                    Pennsylvania
                 (State Or Other Jurisdiction Of Incorporation)


        1-9718                                             25-1435979

(Commission File Number)                       (IRS Employer Identification No.)

                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707

              (Address Of Principal Executive Offices) (Zip Code)

                                 (412) 762-2000
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
         (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit Number

99.1 Joint Press Release dated August 21, 2003, issued by The PNC Financial Services Group, Inc. and United National Bancorp

99.2 Presentation made by The PNC Financial Services Group, Inc. on August 21, 2003



ITEM 9.  REGULATION FD DISCLOSURE.


         On August 21, 2003, the Registrant, PNC Bancorp Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("Merger Sub"), and United National Bancorp, a New Jersey corporation ("United National Bancorp"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which the Registrant has agreed to acquire United National Bancorp.

         Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both the Registrant and United National Bancorp, United National Bancorp will merge with and into Merger Sub (the "Merger"), with Merger Sub surviving the Merger. The transaction values each share of common stock, par value $1.25 per share, of United National Bancorp ("United National Bancorp Common Stock") at approximately $33.89 based on the Registrant's closing stock price on the New York Stock Exchange (the "NYSE") of $48.53 per share of common stock, par value $5.00 per share, of the Registrant ("PNC Common Stock") on August 20, 2003. United National Bancorp shareholders will be entitled to elect to receive the Merger consideration in shares of PNC Common Stock or cash, subject to proration. The aggregate Merger consideration comprises approximately 6.5 million shares of PNC Common Stock (subject to adjustment), and approximately $320 million in cash. The per-share consideration will be adjusted based on the average trading price of PNC Common Stock on the NYSE shortly before the Merger is consummated, so that United National Bancorp shareholders will receive equivalent value whether they elect cash or stock. The United National Bancorp stock options will be cashed out prior to completion of the Merger, if not exercised before such time.

         A copy of the Joint Press Release of the Registrant and United National Bancorp is attached hereto as Exhibit 99.1, and a copy of certain other information regarding the Merger is attached hereto as Exhibit 99.2, and the above summary is qualified in its entirety by reference to such exhibits, which are incorporated herein by reference.


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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  August 21, 2003


                                          THE PNC FINANCIAL SERVICES GROUP, INC.



                                          By:  /s/: SAMUEL R. PATTERSON
                                             -----------------------------------
                                             Name:  Samuel R. Patterson
                                             Title: Controller